CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED

SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH

THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER.

OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

EXHIBIT 10.2

Supplemental Agreement No. 01

to

Purchase Agreement Number PA-03784

(the Agreement)

Between

The Boeing Company

and

United Air Lines, Inc.

Relating to Boeing Model 737-900ER Aircraft

THIS SUPPLEMENTAL AGREEMENT is entered into as of September 27, 2012 by and between THE BOEING COMPANY (Boeing) and UNITED AIR LINES, INC. (Customer);

WHEREAS, Customer and Boeing agree to reschedule *** 737-900ER aircraft as follows:

Current Delivery Month	Revised Delivery Month	Serial Number
***	***	***

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Agreement as follows:

1. Table of Contents, Articles, Tables, Exhibits, and Letter Agreements:

1.1 Remove and replace, in its entirety, the “Table of Contents”, with the “Table of Contents” attached hereto, to reflect the changes made by this Supplemental Agreement No. 01.

1.2 Remove and replace, in its entirety, “Table 1” with the “Table 1” attached hereto to reflect the revised delivery month for *** 737-900ER aircraft bearing serial number ***.

The Agreement will be deemed to be supplemented to the extent herein provided as of the date hereof and as so supplemented will continue in full force and effect.

P.A. 3874
UAL	SA 1-1

Supplemental Agreement No. 01 to

Purchase Agreement PA-03784

EXECUTED IN DUPLICATE as of the day and year first written above.

THE BOEING COMPANY	UNITED AIR LINES, INC.

/s/ ***	/s/ Gerald Laderman
Signature	Signature

Attorney-in-Fact	Senior Vice President – Finance and Treasurer
Title	Title

P.A. 3874
UAL	SA 1-2

TABLE OF CONTENTS

SA Number
ARTICLES
Article 1.	Quantity, Model and Description
Article 2.	Delivery Schedule
Article 3.	Price
Article 4.	Payment
Article 5.	Additional Terms

TABLE

1.	Aircraft Information Table	01

EXHIBIT
A.	Aircraft Configuration
B.	Aircraft Delivery Requirements and Responsibilities

SUPPLEMENTAL EXHIBITS
AE1.	Escalation Adjustment/Airframe and Optional Features
BFE1.	BFE Variables
CS1.	Customer Support Variables
EE1.	Engine Escalation, Engine Warranty ***
SLP1.	Service Life Policy Components

BOEING / UNITED AIR LINES, INC. PROPRIETARY

ULA-PA-03784	SA-1

LETTER AGREEMENTS	TITLE	SA Number

UAL-PA-03784-LA-1207868	Performance Guarantees

UAL-PA-03784-LA-1207870	Spare Parts Initial Provisioning

UAL-PA-03784-LA-1207871	Special Matters

UAL-PA-03784-LA-1207878	Demonstration Flight Waiver

UAL-PA-03784-LA-1207879	Option Aircraft

UAL-PA-03784-LA-1207881	Seller Purchased Equipment

UAL-PA-03784-LA-1208155	*** Matters

UAL-PA-03784-LA-1208156	***

UAL-PA-03784-LA-1208172	***

UAL-PA-03784-LA-1208173	***

UAL-PA-03784-LA-1207869	737 Production Adjustments

UAL-PA-03784-LA-1208938	Privileged and Confidential Matters

UAL-PA-03784-LA-1209039	Aircraft Model Substitution

UAL-PA-03784-LA-1209115	***

BOEING / UNITED AIR LINES, INC. PROPRIETARY

ULA-PA-03784	SA-1

Table 1 To

Purchase Agreement No. 03784

737-900ER Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW: 737-900ER	***	Detail Specification: ***
Engine Model/Thrust: CFM56-***	***	Airframe Price Base Year/Escalation Formula:	***		***
Airframe Price:	***	Engine Price Base Year/Escalation Formula:	***		***
Optional Features:	***

Sub-Total of Airframe and Features:	***	Airframe Escalation Data:
Engine Price (Per Aircraft):	***	Base Year Index (ECI):		***
Aircraft Basic Price (Excluding BFE/SPE):	***	Base Year Index (CPI):		***

Buyer Furnished Equipment (BFE) Estimate:	***
Seller Purchased Equipment (SPE) Estimate:	***
Deposit per Aircraft:	***

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Serial Number	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
					***	***	***	***
***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***

Boeing / United Air Lines, Inc. Proprietary	Page 1

Table 1 To

Purchase Agreement No. 03784

737-900ER Aircraft Delivery, Description, Price and Advance Payments

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Serial Number	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
					***	***	***	***
***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***

Boeing / United Air Lines, Inc. Proprietary	Page 2

Table 1 To

Purchase Agreement No. 03784

737-900ER Aircraft Delivery, Description, Price and Advance Payments

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Serial Number	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
					***	***	***	***
***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***
Total:	50

Boeing / United Air Lines, Inc. Proprietary	Page 3